UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 27, 2012

Marina District Finance Company, Inc.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	333-173275	22-3767829
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Borgata Way
Atlantic City, New Jersey 08401
(Address of Principal Executive Offices, Including Zip Code)

(609) 317-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The information included in Item 2.03 is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On December 27, 2012, Marina District Finance Company, Inc., a New Jersey corporation (the “Company”), entered into the Second Amendment to Credit Agreement (the “Amendment”), among the Company, Marina District Development Company, LLC, a New Jersey limited liability company (“MDDC”, and together with the Company, the “Credit Parties”), certain financial institutions (each a “Lender”) and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent (in such capacity, “Administrative Agent”) for the Lenders. The Amendment amends certain terms of the Credit Agreement dated as of August 6, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Credit Parties, the lenders from time to time party thereto, the Administrative Agent, and Wells Fargo, as L/C Issuer and Swing Line Lender.

The Amendment: (i) decreases the minimum Consolidated EBITDA to $110,000,000 for fiscal quarters ending December 31, 2012 and thereafter, (ii) modifies the definition of Consolidated EBITDA to exclude certain losses, charges, and expenses, (iii) adjusts the calculation of Consolidated EBITDA such that for the fiscal quarter ending December 31, 2012 through the fiscal quarter ending September 30, 2013, Consolidated EBITDA will be computed by including the four fiscal quarters with the highest Consolidated EBITDA out of the most recently ended five fiscal quarters, (iv) reduces the Aggregate Commitments to $60,000,000, (v) modifies the Use of Proceeds covenant to provide that the proceeds of revolving loans can only be used to repurchase or redeem the Company's senior secured notes if after giving affect thereto, the aggregate amount of outstanding loans and letters of credit under the Credit Agreement does not exceed $50,000,000, and (vi) adds a covenant prohibiting the Credit Parties from repurchasing or redeeming the Company's senior secured notes at any time unless Consolidated EBITDA was at least $125,000,000 for the most recently ended period of four consecutive fiscal quarters prior thereto.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed hereto as Exhibit 10.1 and is incorporated into this Current Report by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1
Second Amendment to Credit Agreement, dated as of December 27, 2012, among Marina District Finance Company, Inc., Marina District Development Company, LLC, the Lenders parties thereto and Wells Fargo Bank, National Association, as administrative agent for the Lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2012	MARINA DISTRICT FINANCE COMPANY, INC.
/s/ Josh Hirsberg
Josh Hirsberg Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Second Amendment to Credit Agreement, dated as of December 27, 2012, among Marina District Finance Company, Inc., Marina District Development Company, LLC, the Lenders parties thereto and Wells Fargo Bank, National Association, as administrative agent for the Lenders.